SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2012

GREENCHOICE INTERNATIONAL, INC.
(Exact name of Company as specified in its charter)

Nevada	333-167879	42-1771342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2248 Meridian Blvd, Ste H Minden, Nevada 89423
(Address of principal executive offices)
Phone: (775) 743-6624
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On or about August 1, 2012, Child, Van Wagoner & Bradshaw, PLLC (“CVB”), the principal accountant for Greenchoice International, Inc. (the "Company") ceased its accounting practice for SEC reporting companies. At or about the same time, Anderson Bradshaw PLLC (“Anderson Bradshaw”) was established as a successor firm to CVB to continue performing audits for SEC reporting companies. As Anderson Bradshaw is viewed as a separate legal entity, the Company dismissed CVB as its principal accountant and engaged Anderson Bradshaw, as the Company's principal accountant for the Company's fiscal year ending April 30, 2013, and the interim periods for 2012 and 2013. The decision to change principal accountants was approved by Board of Directors. The Company does not have an Audit Committee.

None of the reports of CVB, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern that was contained in the two previous Forms 10-K for April 30, 2011, and April 30, 2012 respectively.

There were no disagreements between the Company and CVB, for the two most recent fiscal years and any subsequent interim period through August 1, 2012 (date of dismissal), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CVB, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, CVB has not advised the Registrant that:

1)	internal controls necessary to develop reliable financial statements did not exist; or
2)
information has come to the attention of CVB which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3)
the scope of the audit should be expanded significantly, or information has come to the attention of CVB that they have concluded will, or if further investigated might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended April 30, 2012.

The Company has provided CVB with a copy of the disclosures it is making herein, and requested CVB to provide a letter to be filed as an exhibit hereto, stating whether CVB agrees with the statements made herein and, if not, in what aspects they disagree.

(b) On or about August 1, 2012, the Registrant engaged Anderson Bradshaw as its principal accountant to audit the Registrant's financial statements as successor to CVB. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted with the entity of Anderson Bradshaw regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did the entity of Anderson Bradshaw provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted the entity of Anderson Bradshaw on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number Descriptions

16.1 Letter from CVB dated September 6, 2012, regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENCHOICE INTERNATIONAL, INC.

Date: September 6, 2012	By:	/s/ Antonio Martinez Guzman
Antonio Martinez Guzman
President & CEO